EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of Tekelec (the “Company”) on Form 10-K for the period ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Frederick M. Lax, President and Chief Executive Officer of the Company, and Paul J. Pucino, Vice President and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of our knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ FREDERICK M. LAX

Frederick M. Lax
President and Chief Executive Officer

March 15, 2004

/s/ PAUL J. PUCINO

Paul J. Pucino
Vice President and Chief Financial Officer

March 15, 2004